NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN WHOLE OR IN PART IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL TO SEITEL, INC., IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO SEITEL, INC., THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR THE RULES AND REGULATIONS THEREUNDER IS AVAILABLE WITH RESPECT TO THE PROPOSED SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION.


                                  SEITEL, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE
             TO PURCHASE Warrants_Exercisable SHARES OF COMMON STOCK

Certificate No. Warrant_Number

     This Warrant Certificate certifies that First Last, Address, CityState, (SS# SSN) is the registered holder ("Holder") of Warrants_Exercisable Common Stock Purchase Warrants (the "Warrants") to purchase shares of the $.01 par value common stock, ("Common Stock") of SEITEL, INC., a Delaware corporation (the "Company"). Subject to Section 11 hereof, each Warrant enables the Holder to purchase from the Company at any time until 5:00 p.m., Houston, Texas, local time on the earlier of (i) three months after the Holder ceases to be an employee, officer, or director of Eagle Geophysical, Inc., a Delaware corporation ("Eagle") and any subsidiary of Eagle for any reason other than death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), (ii) one year after the Holder ceases to be an employee, officer, or director of Eagle due to his or her death or disability, and (iii) Expiration_Date, one fully paid and non-assessable share of Common Stock ("Share") upon presentation and surrender of this Warrant Certificate and upon payment of the Purchase Price per Share determined in accordance with the terms hereof. Payment shall be made in lawful money of the United States of America by certified check payable to the Company at its principal office at 50 Briar Hollow Lane, 7th Floor West, Houston, Texas 77027. As hereinafter provided, the Purchase Price and number of Shares purchasable upon the exercise of the Warrants are subject to modification or adjustment upon the happening of certain events.

     THIS WARRANT IS NOT ASSIGNABLE OR TRANSFERABLE BY THE HOLDER EXCEPT BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION UPON THE HOLDER'S DEATH.

     1. Upon surrender to the Company, this Warrant Certificate may be exchanged for another Warrant Certificate or Warrant Certificates evidencing a like aggregate number of Warrants. If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates evidencing the number of Warrants not exercised. During the lifetime of the Holder, the Warrants may be exercised only by the Holder. If the Holder dies or becomes disabled within the meaning of Section 22(e)(3) of the Code prior to the termination date specified herein without having exercised all of the Warrants, the remaining Warrants may be exercised to the extent the Holder could have exercised the Warrants on the date of his death or disability at any time prior to the expiration hereof by (i) the Holder's estate or a person who acquired the right to exercise the Warrants by bequest or inheritance or by reason of the death of the Holder in the event of the Holder's death, or (ii) the Holder or his personal representative in the event of the Holder's disability, subject to the other terms of this Warrant Certificate and applicable laws, rules and regulations. For purposes of this Warrant Certificate, the Company shall determine the date of disability of the Holder.

     2. No Holder shall be deemed to be the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose nor shall anything contained herein be construed to confer upon the Holder any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action whether upon any reorganization, issuance of stock, reclassification or conversion of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings or to receive dividends or subscription rights or otherwise until a Warrant shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become issuable.

     3. Each Holder consents and agrees with the Company and any other Holder that:

          (a) This Warrant Certificate is exercisable in whole or in part by the Holder in person or by attorney duly authorized in writing at the principal office of the Company.

          (b) The Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute true and lawful owner hereof for all purposes whatsoever.

          (c) Anything herein to the contrary notwithstanding, in no event shall the Company be obligated to issue Warrant Certificates evidencing other than a whole number of Warrants or issue certificates evidencing other than a whole number of Shares upon the exercise of this Warrant Certificate; provided, however, that the Company shall pay with respect to any such fraction of a Share an amount of cash based upon the current public market value (or book value, if there shall be no public market value) for Shares purchasable upon exercise hereof. For purposes of this Paragraph 3(c), the current public market value of a share of Common Stock on any date shall be deemed to be the arithmetical average of the following prices for such of the thirty (30) business days immediately preceding such day as shall be available: (i) for any of such days on which the Common Stock shall be listed on a national securities exchange, the last sale price on such day or, if there shall have been no sale on such day, the average of the closing bid and asked prices on such exchange on such day, or (ii) for any of such days on which the Common Stock shall not be listed on a national securities exchange but shall be included in the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the closing bid and asked prices on such day quoted by brokers and dealers making a market in NASDAQ, furnished by any member of the New York Stock Exchange selected by the Company for that purpose, or (iii) for any of such days on which the Common Stock shall not be so listed on a national securities exchange or included in NASDAQ but shall be quoted by three brokers regularly making a market in such shares in the over-the-counter market, the average of the closing bid and asked prices on such day, furnished by any member of the New York Stock Exchange selected by the Company for that purpose, or (iv) for any days on which the information described in items (i), (ii) or (iii) above is unavailable, the book value per share of the Common Stock as determined in accordance with generally accepted accounting principles; provided, however, in its discretion the board of Directors of the Company may make an appropriate reduction in the "current public market value" based upon any applicable trading restrictions to particular shares of Common Stock.

     4. The Purchase Price per Share for the Warrants shall be equal to the following:

          (a) In the event the Holder exercises the lc_option_warrant granted to the Holder by the Company on OriginalGrant_Date to purchase Warrants_Exercisable shares of Common Stock at an exercise price of $OriginalPriceShare per share (the "Original Option_Warrant") in full on a single date, the Purchase Price for the Warrants shall equal the closing price of a Share of Common Stock on the date of exercise in full of the Original Option_Warrant.

          (b) In the event the Original Option_Warrant is exercised in full but in several installments on different dates, the Purchase Price for the number of Warrants equal to the number of shares of Common Stock acquired upon each such exercise shall equal the closing price of a Share of Common Stock on the date of each such exercise of the Original Option_Warrant.

          (c) In the event the Original Option Warrant is partially exercised, the Purchase Price for the number of Warrants equal to the number of shares of Common Stock acquired upon each such exercise shall equal the closing price of a Share of Common Stock on the date of each such exercise of the Original Option_Warrant, and the
               Purchase Price for the number of Warrants equal to the unexercised portion of the Original Option_Warrant shall equal the greater of (i) $OriginalPriceShare or (ii) the closing price of a Share of Common Stock on November 8, 1997.

          (d) In the event the Holder does not exercise the Original Option_Warrant, the Purchase Price for the Warrants shall equal the greater of (i) $OriginalPriceShare or (ii) the closing price of a Share of Common Stock on November 8, 1997.

     5. The Company will pay any documentary stamp taxes attributable to the initial issuance of the Shares issuable upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Shares in a name other than that of the Holder in respect of which such Shares are issued, and in such case the Company shall not be required to issue or deliver any certificate for Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     6. In case the Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also satisfactory to it.

     7. The Company warrants that there have been reserved, and covenants that at all times in the future it shall keep reserved, out of the authorized and unissued Common Stock, a number of Shares sufficient to provide for the exercise of the rights or purchase represented by this Warrant Certificate. The Company agrees that all Shares issuable upon exercise of the Warrants shall be, at the time of delivery of the certificates for such Shares, validly issued and outstanding, fully paid and non assessable and that the issuance of such Shares will not give rise to preemptive rights in favor of existing shareholders.

     8. The number of shares of Common Stock covered by this Warrant Certificate, and the Purchase Price thereof, shall be subject to such adjustment as the Board of Directors of the Company acting in good faith deems appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company. In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Holder and the Company shall not be affected in any manner. In the event the Company shall sell all or substantially all of its assets or shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall not be the surviving corporation, or in the event any other person or entity may make a tender or exchange offer for stock of the Company (the surviving corporation, purchaser, or tendering corporation being collectively referred to as the "Purchaser", and the transaction being collectively referred to as the "Purchase"), then the Company may, at its election, (a) reach an agreement with the Purchaser that the Purchaser will assume the obligations of the Company under this Warrant Certificate; (b) reach an agreement with the Purchaser that the Purchaser will convert the Warrants represented by this Warrant Certificate into warrants of at least equal value as to stock of the Purchaser; or (c) not later than thirty (30) days prior to the effective date of the Purchase, notify the Holder that his Warrants are accelerated and afford to the Holder a right for ten (10) days after the date of such notice to exercise any then unexercised portion of the Warrants whether or not the Warrants shall then be exercisable under the terms of this Warrant Certificate. Within such ten-day period, the Holder may exercise any portion of the Warrants as he may desire and deposit with the Company the requisite cash to purchase in full and not in installments the Common Stock thereby exercised, in which case the Company shall, prior to the effective date of the Purchase, issue all Common Stock thus exercised, which shall be treated as issued stock for purposes of the Purchase.

     9. The Warrants may not be exercised in whole or in part and no cash or certificates representing Shares shall be delivered if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of the Warrants or of any stock exchange on which the Common Stock is listed shall not have been secured or if such exercise of delivery would cause any violation of any applicable laws, regulations or stock exchange rules, including but not limited to applicable Federal and State securities laws. The Holder of this Warrant Certificate, each permitted transferee hereof and any holder and transferee of any Shares, by his acceptance thereof, agrees that (i) no public distribution of Warrants or Shares will be made in violation of the Securities Act of 1933, as amended (the "Act"), and (ii) during such period as the delivery of a prospectus with respect to Warrants or Shares may be required by the Act, no public distribution of Warrants or Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws. The Holder of this Warrant Certificate and each permitted transferee hereof further agrees that if any distribution of any of the Warrants or Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of the Warrants that any permitted transferee thereof deliver to the Company his written agreement to accept and be bound by all of the terms and conditions in this Warrant Certificate.

     10. This Warrant Certificate is intended to be an Employee Benefit Plan within the meaning of Rule 405 under the Securities Act.


     11. Except only as specifically provided elsewhere in this Warrant Certificate, the Warrants shall not be exercisable prior to the dates set forth below except in the amounts set forth below:

          (a) As of the date hereof and prior to 3/20/99, up to a total of one-third of the total Warrants represented hereby may be exercised.

          (b) After 3/20/99 and prior to 3/20/00, up to a total of two-thirds of the total Warrants represented hereby may be exercised (including the Warrants previously exercisable hereunder).

          (c) After 3/20/00, all of the total Warrants represented hereby may be exercised.

     If pursuant to the foregoing the Holder would be allowed to exercise with respect to a fractional Warrant, such installment will be rounded off to the next highest whole number of Warrants. In the event of the Holder's termination of employment and directorship with Eagle for whatever cause (including death or disability), the Warrants will be exercisable only to the extent that the Holder could have exercised such Warrants on the date of his termination of employment or directorship.]

     WITNESS the following signatures as of this _______ day of __________, 1997.

              SEITEL, INC.


              By:
                      -----------------------------------------------------
                      PAUL A. FRAME, President